Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

OF

FIFTH STREET ASSET MANAGEMENT INC.

Adopted as of November 4, 2014

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REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), is made and entered into as of November 4, 2014, by and among Fifth Street Asset Management Inc., a Delaware corporation (together with any successors thereto, the “Company”), and the Covered Persons (defined below) from time to time party hereto.

WHEREAS, the Covered Persons are holders of Class A Units (as defined below) of Fifth Street Holdings L.P. (“Holdings”), which, subject to certain restrictions and requirements, will be exchangeable at the option of the holder thereof for the Company’s Class A common stock (the “Common Stock”); and

WHEREAS, the Company desires to provide the Covered Persons with registration rights with respect to the Common Stock issued upon exchange of the Class A Units into Common Stock and any other Common Stock they may otherwise hold from time to time.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements, covenants and provisions herein contained, the parties hereto agree as follows:

Article I

DEFINITIONS AND OTHER MATTERS

Section 1.1.          Definitions. Capitalized terms used in this Agreement without other definition shall, unless expressly stated otherwise, have the meanings specified in this Section 1.1:

“Agreement” has the meaning ascribed to such term in the preamble.

“Beneficial owner” has the meaning set forth in Rule 13d-3 under the Exchange Act.

“Board” means the Board of Directors of the Company.

“Common Stock” has the meaning ascribed to such term in the preamble.

“Company” has the meaning ascribed to such term in the preamble.

“Class A Unit” means a Class A Unit of Holdings.

“Class B Common Share” means a Class B Common Share of the Company.

“Covered Company Stock” means, with respect to a Covered Person, such Covered Person’s Common Stock.

“Covered Person” means those persons, other than the Company, who shall from time to time be parties to this Agreement in accordance with the terms hereof (including Permitted Transferees). A Covered Person shall cease to be a “Covered Person” for purposes of this Agreement at such time as he, she or it ceases to own any Class A Units or Common Stock.

“Demand Notice” has the meaning ascribed to such term in Section 2.1(a).

“Demand Registration” has the meaning ascribed to such term in Section 2.1(a).

“Dispute” has the meaning ascribed to such term in Section 3.3(a).

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Agreement” means the exchange agreement dated as of or about the date hereof among the Company, Holdings, and the limited partners of Holdings from time to time party thereto, as amended from time to time.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Governmental Authority” means any national, local or foreign (including U.S. federal, state or local) or supranational (including European Union) governmental, judicial, administrative or regulatory (including self-regulatory) agency, commission, department, board, bureau, entity or authority of competent jurisdiction.

“Holdings” has the meaning ascribed to such term in the recitals.

“Indemnified Parties” has the meaning ascribed to such term in Section 2.5.

“IPO” has the meaning ascribed to such term in Section 2.3.

“Lock-Up Period” has the meaning ascribed to such term in Section 2.3.

“Majority Holders” means holders of a majority of the Class B Common Shares on the date of this Agreement.

“Permitted Transferee” means any transferee of the Common Stock after the date hereof the transfer of which was permitted by the Amended and Restated Limited Partnership Agreement of Holdings.

“Public Offering” means an underwritten public offering pursuant to an effective registration statement under the Securities Act, other than pursuant to a registration statement on Form S-4 or Form S-8 or any similar or successor form.

“Registering Covered Person” has the meaning ascribed to such term in Section 2.4(a).

“Registrable Securities” means Common Stock held by Covered Persons from time to time. For purposes of this Agreement, Registrable Securities shall cease to be Registrable Securities when (i) a Registration Statement covering resales of such Registrable Securities has been declared effective under the Securities Act by the SEC and such Registrable Securities have been disposed of pursuant to such effective Registration Statement, (ii) such Registrable Securities are eligible to be sold by the Covered Person owning such Registrable Securities pursuant to Rule 144(b)(1) under the Securities Act or, in the case of Registrable Securities that are not “restricted securities” under Rule 144 under the Securities Act, pursuant to Section 4(1) of the Securities Act (or, in each case, any successor provision then in effect) or (iii) such Registrable Securities cease to be outstanding.

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“Registration Expenses” means any and all expenses incident to the performance of or compliance with any registration or marketing of securities, including all (i) SEC and securities exchange registration and filing fees, and all other fees and expenses payable in connection with the listing of securities on any securities exchange or automated interdealer quotation system, (ii) fees and expenses of compliance with any securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with “blue sky” qualifications of the securities registered), (iii) expenses in connection with the preparation, printing, mailing and delivery of any registration statements, prospectuses and other documents in connection therewith and any amendments or supplements thereto, (iv) security engraving and printing expenses, (v) the expenses of the Company (including, without limitation, all salaries and expenses of the officers and employees of the Company performing legal or accounting duties), (vi) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses relating to any comfort letters or costs associated with the delivery by independent certified public accountants of any comfort letters requested pursuant to Section 2.4(i)), (vii) reasonable fees and expenses of any special experts retained by the Company in connection with such registration, (viii) in connection with a registration pursuant to Sections 2.1 or 2.2, reasonable fees of not more than one counsel for all of the Covered Persons participating in the offering selected by the Majority Holders, (ix) fees and expenses in connection with any review by FINRA of the underwriting arrangements or other terms of the offering, and all fees and expenses of any “qualified independent underwriter,” including the fees and expenses of any counsel thereto, (x) fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding any underwriting fees, discounts and commissions attributable to the sale of Registrable Securities which shall be borne by the Covered Person pro rata on the basis of the number of Registrable Securities registered on their behalf , (xi) costs of printing and producing any agreements among underwriters, underwriting agreements, any “blue sky” or legal investment memoranda and any selling agreements and other documents in connection with the offering, sale or delivery of the Registrable Securities, (xii) transfer agents’ and registrars’ fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering, (xiii) expenses relating to any analyst or investor presentations or any “road shows” undertaken in connection with the registration, marketing or selling of the Registrable Securities and (xiv) all out-of-pocket costs and expenses incurred by the Company or their appropriate officers in connection with their compliance with Section 2.4(m).

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Suspension Period” has the meaning ascribed to such term in Section 2.4(k).

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Section 1.2.          Definitions Generally. Wherever required by the context of this Agreement, the singular shall include the plural and vice versa, and the masculine gender shall include the feminine and neuter genders and vice versa, and references to any agreement, document or instrument shall be deemed to refer to such agreement, document or instrument as amended, supplemented or modified from time to time. When used herein:

(a)          the word “or” is not exclusive;

(b)          the words “including,” “includes,” “included” and “include” are deemed to be followed by the words “without limitation”;

(c)          the terms “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision;

(d)          the word “person” means any individual, corporation, limited liability company, trust, joint venture, association, company, partnership or other legal entity or a government or any department or agency thereof or self-regulatory organization; and

(e)          all section, paragraph or clause references not attributed to a particular document shall be references to such parts of this Agreement, and all exhibit, annex and schedule references not attributed to a particular document shall be references to such exhibits, annexes and schedules to this Agreement.

Article II

REGISTRATION RIGHTS

Section 2.1.          Demand Registration. (a) If at any time the Company shall receive a written request (a “Demand Notice”) from the Majority Holders that the Company effect the registration under the Securities Act of all or any portion of the Registrable Securities specified in the Demand Notice (a “Demand Registration”), specifying the information set forth under Section 2.4(j), then the Company shall use its commercially reasonable efforts to effect, as expeditiously as reasonably practicable, subject to paragraphs (c) and (d) of this Section 2.1, the registration under the Securities Act of the Registrable Securities for which the Majority Holders have requested registration under this Section 2.1, all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered.

(b)          At any time prior to the effective date of the registration statement relating to such registration, the Majority Holders may revoke such Demand Registration request by providing a notice to the Company revoking such request. The Company shall be liable for and pay all Registration Expenses in connection with any Demand Registration.

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(c)          If a Demand Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of shares of Common Stock requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the number of shares of Common Stock the Company proposes to sell in such registration; and (ii) second, the number of Registrable Securities requested to be included in such registration pursuant to this Section 2, pro rata among the respective holders of such Common Stock or Registrable Securities on the basis of the number of shares requested to be included in such registration. If a Demand Registration is an underwritten secondary registration on behalf of holders of Common Stock who have the contractual right to initiate such a registration, and the managing underwriters advise the Company in writing that in their opinion the number of shares of Common Stock requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the Company or the marketability of the offering, the Company will include in such registration (A) first, the number of Registrable Securities requested to be included in such registration pursuant to this Section 2, pro rata among the respective holders thereof on the basis of the number of shares requested to be included in such registration; and (B) second, the number of shares of Common Stock the Company proposes to sell in such registration.

(d)          Upon notice to the Majority Holders, the Company may postpone effecting a registration pursuant to this Section 2.1 for a reasonable time specified in the notice but not exceeding 120 days in the aggregate (which period may not be extended or renewed), if (i) the Board shall determine in good faith that effecting the registration would materially and adversely affect an offering of securities of the Company the preparation of which had then been commenced or (ii) the Company is in possession of material non-public information the disclosure of which during the period specified in such notice the Board believes in good faith would not be in the best interests of the Company.

Section 2.2.          Piggyback Registration. (a) Subject to any contractual obligations to the contrary, if the Company proposes at any time to register any of the equity securities issued by it under the Securities Act (other than a registration on Form S-8 or Form S-4, or any successor forms, relating to Common Stock issuable in connection with any employee benefit or similar plan of the Company or in connection with a direct or indirect acquisition by the Company of another person or as a recapitalization or reclassification of securities of the Company), whether or not for sale for its own account, the Company shall each such time give prompt notice at least 15 business days prior to the anticipated filing date of the registration statement relating to such registration to each Covered Person holding Registrable Securities (the “Piggyback Holders”), which notice shall offer each Piggyback Holder the opportunity to elect to include in such registration statement the number of Registrable Securities of the same class or series as those proposed to be registered held by such Piggyback Holder as such Piggyback Holder may request (a “Piggyback Registration”), subject to the provisions of Section 2.2(b). If a Piggyback Holder elects to effect a Piggyback Registration, the Company shall give notice of the registration statement relating to such registration to those Piggyback Holders who the Board determines to afford participation in the Piggyback Registration. Upon the request of a Piggyback Holder, the Company shall use its commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by the Piggyback Holders, to the extent necessary to permit the disposition of the Registrable Securities to be so registered, provided that (i) if such registration involves an underwritten Public Offering, all such Piggyback Holders to be included in the Company’s registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company or any other selling person, as applicable, and (ii) if, at any time after giving notice of its intention to register any securities pursuant to this Section 2.2(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company shall give notice of such determination to each holder of such Registrable Securities and, thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such registration, or shall be permitted to delay registration of such securities, as the case may be. No registration effected under this Section 2.2 shall relieve the Company of its obligations to effect a Demand Registration to the extent required by Section 2.1. The Company shall pay all Registration Expenses in connection with each Piggyback Registration.

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(b)          If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of shares of Common Stock requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the number of shares of Common Stock the Company proposes to sell in such registration; and (ii) second, the number of Registrable Securities requested to be included in such registration pursuant to this Section 2, pro rata among the respective holders of such Common Stock or Registrable Securities on the basis of the number of shares requested to be included in such registration. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of Common Stock who have the contractual right to initiate such a registration, and the managing underwriters advise the Company in writing that in their opinion the number of shares of Common Stock requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the Company or the marketability of the offering, the Company will include in such registration (A) first, the number of Registrable Securities requested to be included in such registration pursuant to this Section 2, pro rata among the respective holders thereof on the basis of the number of shares requested to be included in such registration; and (B) second, the number of shares of Common Stock the Company proposes to sell in such registration.

(c)          Notwithstanding any provision in this Section 2.2 or elsewhere in this Agreement, no provision relating to the registration of Registrable Securities shall be construed as permitting any Covered Person to effect a transfer of securities that is otherwise prohibited by the terms of any agreement between such Covered Person and the Company or any of its subsidiaries. Unless the Company shall otherwise consent, the Company shall not be obligated to provide notice or afford Piggyback Registration to any Covered Person pursuant to this Section 2.2 unless some or all of such person’s Registrable Securities are permitted to be transferred under the terms of applicable agreements between such person and the Company or any of its subsidiaries.

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(d)          Upon delivering a request under this Section 2.2, a Piggyback Holder will, if requested by the Company, execute and deliver a custody agreement and power of attorney in form and substance reasonably satisfactory to the Company with respect to such Piggyback Holder’s Registrable Securities to be registered pursuant to this Section 2.2 (a “Custody Agreement and Power of Attorney”). The Custody Agreement and Power of Attorney will provide, among other things, that the Piggyback Holder will deliver to and deposit in custody with the custodian and attorney-in-fact named therein a certificate or certificates representing such Registrable Securities (duly endorsed in blank by the registered owner or owners thereof or accompanied by duly executed stock powers in blank) and irrevocably appoint said custodian and attorney-in-fact with full power and authority to act under the Custody Agreement and Power of Attorney on such Piggyback Holder’s behalf with respect to the matters specified therein. Each Piggyback Holder also agrees to execute such other agreements as the Company may reasonably request to further evidence the provisions of this Section 2.2.

Section 2.3.          Lock-Up Agreements. The Company and each Covered Person agree that in connection with the Company’s initial public offering of the Common Stock (the “IPO”) and any Public Offering of Registrable Securities, the Company will not and each Covered Person, without the written consent of the Majority Holders (or, if requested by the lead managing underwriter, without the consent of the lead managing underwriter), will not (x) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any of the securities being registered or any securities convertible or exchangeable or exercisable for such securities or (y) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the securities being registered or any securities convertible or exchangeable or exercisable for such securities (except, in each case, as part of the IPO or such Public Offering of Registrable Securities, as the case may be), during the period (the “Lock-Up Period”) beginning 14 days prior to the effective date of the applicable registration statement until the earlier of (i) such time as the Majority Holders and the lead managing underwriter shall agree and (ii) 180 days following the pricing of the IPO or such Public Offering of Registrable Securities, as the case may be. If (i) the Company issues an earnings release or discloses other material information or a material event relating to the Company occurs during the last 17 days of the Lock-Up Period or (ii) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning upon the expiration of such period, then to the extent necessary for a managing or co-managing underwriter of a registered offering required hereunder to comply with FINRA Rule 2711(f)(4), the Lock-Up Period will be extended until 18 days after the earnings release or disclosure of other material information or the occurrence of the material event, as the case may be.

Section 2.4.          Registration Procedures. In connection with any request by the Majority Holders or a Piggyback Holder that Registrable Securities be registered pursuant to Sections 2.1 or 2.2, as applicable, subject to the provisions of such Sections, the paragraphs below shall be applicable:

(a)          The Company shall as expeditiously as reasonably practicable prepare and file with the SEC a registration statement on any form for which the Company then qualifies or that counsel for the Company shall deem appropriate and which form shall be available for the registration of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its commercially reasonable efforts to cause such filed registration statement to become and remain effective for a period of not less than 40 days.

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(b)          Prior to filing a registration statement or prospectus or any amendment or supplement thereto, the Company shall, if requested, furnish to each Covered Person with Registrable Securities included in any such registration statement (each, a “Registering Covered Person”) and each underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed, and thereafter the Company shall furnish to such Registering Covered Person and underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 or Rule 430A under the Securities Act and such other documents as such Registering Covered Person or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Registering Covered Person. The Registering Covered Person shall have the right to request that the Company modify any information contained in such registration statement, amendment and supplement thereto pertaining to such Registering Covered Person and the Company shall use its commercially reasonable efforts to comply with such request, provided, however, that the Company shall not have any obligation to so modify any information if the Company reasonably expects that so doing would cause the prospectus to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(c)          After the filing of the registration statement, the Company shall (i) cause the related prospectus to be supplemented by any required prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act, (ii) comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by the Registering Covered Person thereof set forth in such registration statement or supplement to such prospectus and (iii) promptly notify each Registering Covered Person holding Registrable Securities covered by such registration statement of any stop order issued or threatened by the SEC suspending the effectiveness of such registration statement or any state securities commission and take all commercially reasonable efforts to prevent the entry of such stop order or to obtain the withdrawal of such order if entered.

(d)          To the extent any “free writing prospectus” (as defined in Rule 405 under the Securities Act) is used, the Company shall file with the SEC any free writing prospectus that is required to be filed by the Company with the SEC in accordance with the Securities Act and retain any free writing prospectus not required to be filed.

(e)          The Company shall use its commercially reasonable efforts to (i) register or qualify the Registrable Securities covered by such registration statement under such other securities or “blue sky” laws of such jurisdictions in the United States as any Registering Covered Person holding such Registrable Securities or each underwriter, if any, reasonably (in light of such member’s intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Registering Covered Person to consummate the disposition of the Registrable Securities owned by such person, provided that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 2.4(e), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

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(f)          The Company shall immediately notify each Registering Covered Person holding such Registrable Securities covered by such registration statement or each underwriter, if any, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly prepare and make available to each such Registering Covered Person or underwriter, if any, and file with the SEC any such supplement or amendment.

(g)          The Majority Holders shall select an underwriter or underwriters in connection with any Public Offering. In connection with any Public Offering, the Company shall enter into customary agreements (including an underwriting agreement in customary form) and take such all other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities in any such Public Offering, including if necessary the engagement of a “qualified independent underwriter” in connection with the qualification of the underwriting arrangements with FINRA.

(h)          Subject to the execution of confidentiality agreements satisfactory in form and substance to the Company in the exercise of its good faith judgment, pursuant to the reasonable request of the Majority Holders or underwriter (if any), the Company will give to each Registering Covered Person, each underwriter (if any) and their respective counsel and accountants (i) reasonable and customary access to its books and records and (ii) such opportunities to discuss the business of the Company with its directors, officers, employees, counsel and the independent public accountants who have certified its financial statements, as shall be appropriate, in the reasonable judgment of counsel to such Registering Covered Person or underwriter, to enable them to exercise their due diligence responsibility.

(i)          The Company shall use its commercially reasonable efforts to furnish to each Registering Covered Person and to each such underwriter, if any, a signed counterpart, addressed to such person or underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company’s independent public accountants, each in customary form and covering such matters of the kind customarily covered by opinions or comfort letters, as the case may be, as the Majority Holders or such underwriter reasonably requests.

(j)          Each Registering Covered Person registering securities under Sections 2.1 or 2.2 shall promptly furnish in writing to the Company the information set forth in Appendix A and such other information regarding itself, the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required or advisable in connection with such registration.

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(k)          Each Registering Covered Person and each underwriter, if any, agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.4(f), such Registering Covered Person or underwriter shall forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Registering Covered Person’s or underwriter’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.4(f), provided, however, that, upon written notice to each Registering Covered Person and each underwriter, if any, and for a reasonable time specified in the notice but not exceeding 60 days thereafter or 90 days in any 365 day period (the “Suspension Period”), the Company may suspend the use or effectiveness of any registration statement if the General Partner determines, in its sole discretion, that the Company is in possession of material non-public information the disclosure of which during the period specified in such notice the General Partner believes in good faith would not be in the best interests of the Company; and, if so directed by the Company, such Registering Covered Person or underwriter shall deliver to the Company all copies, other than any permanent file copies then in such Registering Covered Person’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. If the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 2.4(a)) by the number of days during the period from and including the date of the giving of notice pursuant to Section 2.4(f) to the date when the Company shall make available to such Registering Covered Person a prospectus supplemented or amended to conform with the requirements of Section 2.4(f).

(l)          The Company shall use its commercially reasonable efforts to list all Registrable Securities covered by such registration statement on any securities exchange or quotation system on which any of the Registrable Securities are then listed or traded.

(m)          The Company shall have appropriate officers of the Company (i) prepare and make presentations at any “road shows” and before analysts and rating agencies, as the case may be, (ii) take other actions to obtain ratings for any Registrable Securities and (iii) otherwise use their commercially reasonable efforts to cooperate as reasonably requested by the underwriters in the offering, marketing or selling of the Registrable Securities.

(n)          The Company shall cooperate with the Registering Covered Persons to facilitate the timely delivery of Registrable Securities to be sold, which shall not bear any restrictive legends, and to enable such Registrable Securities to be issued in such denominations and registered in such names as such Registering Covered Persons may reasonably request at least two business days prior to the closing of any sale of Registrable Securities.

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Section 2.5.          Indemnification by the Company. In the event of any registration of any Registrable Securities of the Company under the Securities Act pursuant to this Article II, the Company will, and it hereby does, indemnify and hold harmless, to the extent permitted by law, a Registering Covered Person, each affiliate of such Registering Covered Person and their respective directors and officers or general and limited partners or members and managing members (including any director, officer, affiliate, employee, agent and controlling person of any of the foregoing) and each other person, if any, who controls such Registering Covered Person within the meaning of the Securities Act (collectively, the “Indemnified Parties”), from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (1) any untrue statement or alleged untrue statement of a material fact contained in any registration statement or amendment or supplement thereto under which such Registrable Securities were registered or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (2) any untrue statement or alleged untrue statement of a material fact contained in any prospectus, any free writing prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act in respect of the Registrable Securities, or amendment or supplement thereto, or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that the Company shall not be liable to any Registering Covered Person or other Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, prospectus, any free writing prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act in respect of the Registrable Securities, or amendment or supplement thereto, in reliance upon and in conformity with written information regarding a Registering Covered Person furnished to the Company by such Registering Covered Person or other Indemnified Party with respect to such seller or any underwriter specifically for use in the preparation thereof. The rights of the Registering Covered Persons under this Section 2.5 shall survive the completion of any offering of Registrable Securities in a registration under this Agreement and shall survive the termination of this Agreement.

Section 2.6.          Indemnification by Registering Covered Persons. Each Registering Covered Person hereby indemnifies and holds harmless, and the Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with this Article II, that the Company shall have received an undertaking reasonably satisfactory to it from any underwriter to indemnify and hold harmless, the Company and all other prospective sellers of Registrable Securities, the directors of the General Partner, each officer of the General Partner or the Company who signed the Registration Statement and each person, if any, who controls the Company and all other prospective sellers of Registrable Securities within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in Section 2.5 above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company with respect to such seller or any underwriter specifically for use in the preparation of such registration statement, prospectus, any free writing prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act in respect of the Registrable Securities, or amendment or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, any of the Registering Covered Persons or any underwriter, or any of their respective affiliates, directors, officers or controlling persons and shall survive the transfer of such securities by such person. In no event shall any such indemnification liability of any Registering Covered Person be greater in amount than the dollar amount of the proceeds received by such Registering Covered Person upon the sale of the Registrable Securities giving rise to such indemnification obligation.

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Section 2.7.          Conduct of Indemnification Proceedings. Promptly after receipt by an Indemnified Party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Article II, such Indemnified Party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, that the failure of the Indemnified Party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article II, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice.

In case any such action is brought against an Indemnified Party, unless in such Indemnified Party’s reasonable judgment a conflict of interest between such Indemnified Party and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. It is understood and agreed that the indemnifying person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm (x) for any Covered Person, its affiliates, directors and officers and any control persons of such Indemnified Party shall be designated in writing by the Majority Holders, (y) in all other cases shall be designated in writing by the Board. The indemnifying person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying person agrees to indemnify each Indemnified Party from and against any loss or liability by reason of such settlement or judgment. No indemnifying person shall, without the written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnification could have been sought hereunder by such Indemnified Party, unless such settlement (A) includes an unconditional release of such Indemnified Party, in form and substance reasonably satisfactory to such Indemnified Party, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party.

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Section 2.8.          Contribution. If the indemnification provided for in this Article II from the indemnifying party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and Indemnified Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or Indemnified Parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party under this Section 2.8 as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

Section 2.9.          Participation in Public Offering. No Covered Person may participate in any Public Offering hereunder unless such Covered Person (a) agrees to sell such Covered Person’s securities on the basis provided in any underwriting arrangements approved by the Covered Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and the provisions of this Agreement in respect of registration rights.

Section 2.10.         Other Indemnification. Indemnification similar to that specified herein (with appropriate modifications) shall be given by the Company and the Registering Covered Person participating therein with respect to any required registration or other qualification of securities under any federal or state law or regulation or Governmental Authority other than the Securities Act.

Section 2.11.         Cooperation by the Company. If the Covered Person shall transfer any Registrable Securities pursuant to Rule 144, the Company shall use its commercially reasonable efforts to cooperate with the Covered Person and shall provide to the Covered Person such information as may be required to be provided under Rule 144.

Section 2.12.         Parties in Interest. Each Covered Person shall be entitled to receive the benefits of this Agreement and shall be bound by the terms and provisions of this Agreement by reason of such Covered Person’s election to participate in a registration under this Article II.

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Article III

MISCELLANEOUS

Section 3.1.          Term of the Agreement; Termination of Certain Provisions; Amendment.

(a)           The term of this Agreement shall continue until the first to occur of (i) such time as the Majority Holders no longer own, directly or indirectly, any Registrable Securities or Class A Units and (ii) such time as no Covered Person holds any Registrable Securities or Class A Units. This Agreement may be amended, modified, supplemented or restated, and any provision of this Agreement may only be waived with the consent of the Company and the Majority Holders; provided, however, that any amendment, modification, supplement, restatement or waiver that would alter or change the rights, obligations, powers or preferences of the Covered Persons in an materially adverse manner that is disproportionate to the Majority Holders, shall also require the prior consent of the holders of a majority of the Common Stock then held by the Covered Persons.

(b)          Unless this Agreement is theretofore terminated pursuant to Section 3.1(a) hereof, a Covered Person shall be bound by the provisions of this Agreement with respect to any Registrable Securities until such time as such Covered Person ceases to hold any Registrable Securities or Class A Units. Thereafter, such Covered Person shall no longer be bound by the provisions of this Agreement other than Sections 2.6, 2.7, 2.8 and 2.10 and this Article III.

(c)          Any Permitted Transferee of a Covered Person shall be entitled to become party to this agreement as a Covered Person; provided, that, such Permitted Transferee shall first sign an agreement in the form approved by the Company acknowledging that such Permitted Transferee is bound by the terms and provisions of the Agreement.

Section 3.2.          Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS AND RULES OF SUCH STATE THAT WOULD CAUSE THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION.

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Section 3.3.          Dispute Resolution.

(a)          Each party hereto (i) irrevocably agrees that any and all disputes which cannot be settled amicably, including any ancillary claims of any party, arising out of, relating to or in connection with the validity, negotiation, execution, interpretation, performance or non-performance of this Agreement (including the validity, scope and enforceability of this arbitration provision) (a “Dispute”) shall be finally settled by arbitration conducted by three arbitrators (or, in the event the amount of quantified claims and/or estimated monetary value of other claims contained in the applicable request for arbitration is less than $3.0 million, by a sole arbitrator) in the County of New York, New York City in accordance with the Rules of Arbitration of the International Chamber of Commerce (including the rules relating to costs and fees) existing on the date of this Agreement except to the extent those rules are inconsistent with the terms of this Section 3.3, and that such arbitration shall be the exclusive manner pursuant to which any Dispute shall be resolved; (ii) agrees that this Agreement involves commerce and is governed by the Federal Arbitration Act, 9 U.S.C. Section 1, et seq., and any applicable treaties governing the recognition and enforcement of international arbitration agreements and awards; (iii) agrees to take all steps necessary or advisable, including the execution of documents to be filed with the International Court of Arbitration or the International Centre for ADR in order to properly submit any Dispute for arbitration pursuant to this Section 3.3; (iv) irrevocably waives, to the fullest extent permitted by law, any objection it may have or hereafter have to the submission of any Dispute for arbitration pursuant to this Section 3.3 and any right to lay claim to jurisdiction in any venue; (v) agrees that (A) the arbitrator(s) shall be U.S. lawyers, U.S. law professors and/or retired U.S. judges and all arbitrators, including the president of the arbitral tribunal, may be U.S. nationals and (B) the arbitrator(s) shall conduct the proceedings in the English language; (vi) agrees that except as required by law or as may be reasonably required in connection with ancillary judicial proceedings to compel arbitration, to obtain temporary or preliminary judicial relief in aid of arbitration, or to confirm or challenge an arbitration award, the arbitration proceedings, including any hearings, shall be confidential, and the parties shall not disclose any awards, any materials in the proceedings created for the purpose of the arbitration, or any documents produced by another party in the proceedings not otherwise in the public domain; and (vii) agrees that performance under this Agreement shall continue if reasonably possible during any arbitration proceedings.

(b)          Notwithstanding the provisions of paragraph (a), each party hereto may bring an action or special proceeding for the purpose of compelling a party to arbitrate, seeking temporary or preliminary relief in aid of an arbitration hereunder, or enforcing an arbitration award and, for the purposes of this paragraph (b), each party hereto (i) irrevocably agrees that any such action or special proceeding shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court located in the State of Delaware with subject matter jurisdiction; (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such action or special proceeding; (iii) irrevocably agrees not to, and waives any right to, assert in any such action or special proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such action or special proceeding is brought in an inconvenient forum, or (C) the venue of such action or special proceeding is improper; (iv) expressly waives any requirement for the posting of a bond by a party bringing such action or special proceeding; (v) consents to process being served in any such action or special proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided that nothing in clause (v) hereof shall affect or limit any right to serve process in any other manner permitted by law; (vi) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding; and (vii) agrees that proof shall not be required that monetary damages for breach of the provisions of this Agreement would be difficult to calculate and that remedies at law would be inadequate.

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(c)          If the arbitrator(s) shall determine that any Dispute is not subject to arbitration, or the arbitrator(s) or any court or tribunal of competent jurisdiction shall refuse to enforce Section 3.3(a) or shall determine that any Dispute is not subject to arbitration as contemplated thereby, then, and only then, shall the alternative provisions of this Section 3.3(c) be applicable. Each party hereto, to the fullest extent permitted by law, (i) irrevocably agrees that any Dispute shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court located in the State of Delaware with subject matter jurisdiction; (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding; (iii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action or proceeding is improper; (iv) expressly waives any requirement for the posting of a bond by a party bringing such claim, suit, action or proceeding; (v) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided that nothing in clause (v) hereof shall affect or limit any right to serve process in any other manner permitted by law; and (vi) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding; and (vii) agrees that proof shall not be required that monetary damages for breach of the provisions of this Agreement would be difficult to calculate and that remedies at law would be inadequate. The parties acknowledge that the fora designated by this paragraph (c) have a reasonable relation to this Agreement, and to the parties’ relationship with one another.

Section 3.4.          Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by courier service, by fax, by electronic mail (delivery receipt requested) or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 3.5):

If to the Majority Holders,

777 West Putnam Avenue, 3rd Floor

Greenwich, CT 06830

Attention: Leonard M. Tannenbaum

Bernard D. Berman

Electronic Mail:

The Company shall be responsible for notifying each Covered Person of the receipt of a notice, request, claim, demand or other communication under this Agreement relevant to such Covered Person at the address of such Covered Person then in the records of the Company (and each Covered Person shall notify the Company of any change in such address for notices, requests, claims, demands or other communications).

If to the Company, to it at

777 West Putnam Avenue, 3rd Floor

Greenwich, CT 06830

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Attention: Leonard M. Tannenbaum

Bernard D. Berman

Electronic Mail:

Section 3.5.          Severability. If any provision of this Agreement is finally held to be invalid, illegal or unenforceable, (a) the remaining terms and provisions hereof shall be unimpaired and (b) the invalid or unenforceable term or provision shall be deemed replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

Section 3.6.          Specific Performance. Each party hereto acknowledges that the remedies at law of the other parties for a breach or threatened breach of this Agreement would be inadequate and, in recognition of this fact, any party to this Agreement, without posting any bond, and in addition to all other remedies that may be available, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy that may be then available.

Section 3.7.          Assignment; Successors. This Agreement shall be binding upon and inure to the benefit of the respective legatees, legal representatives, successors and assigns of the Covered Persons; provided, however, that a Covered Person may not assign this Agreement or any of his rights or obligations hereunder, and any purported assignment in breach hereof by a Covered Person shall be void; and provided further that no assignment of this Agreement by the Company or to a successor of the Company (by operation of law or otherwise) shall be valid unless such assignment is made to a person which succeeds to the business of such person substantially as an entirety.

Section 3.8.          No Third-Party Rights. Other than as expressly provided herein, nothing in this Agreement will be construed to give any person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

Section 3.9.          Section Headings. The headings of sections in this Agreement are provided for convenience only and will not affect its construction or interpretation.

Section 3.10.         Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have duly executed or caused to be duly executed this Agreement as of the dates indicated.

COVERED PERSONS

/s/ Leonard M. Tannenbaum
Name: Leonard M. Tannenbaum

/s/ Bernard D. Berman
Name: Bernard D. Berman

/s/ Ivelin M. Dimitrov
Name: Ivelin M. Dimitrov

/s/ Charles J. Zmijeski
Name: Charles J. Zmijeski

/s/ Sandeep K. Khorana
Name: Sandeep K. Khorana

/s/ Alexander C. Frank
Name: Alexander C. Frank

/s/ Brian D. Finkelstein
Name: Brian D. Finkelstein

/s/ Kyde S. Sharp
Name: Kyde S. Sharp

[Signature Page for Registration Rights Agreement]

/s/ James F. Velgot
Name: James F. Velgot

/s/ Stacey L. Tannenbaum
Name: Stacey L. Tannenbaum

/s/ Steven M. Noreika
Name: Steven M. Noreika

/s/ Matthew Bandini
Name: Matthew Bandini

/s/ Greg Browne
Name: Greg Browne

[Signature Page for Registration Rights Agreement]

Tannenbaum Family 2012 Trust

/s/ Bernard D. Berman
Name: Bernard D. Berman
Title: Trustee

FSC CT II, Inc.

/s/ Leonard M. Tannenbaum
Name: Leonard M. Tannenbaum
Title: President

[Signature Page for Registration Rights Agreement]

Bernard D. Berman 2012 Trust

By	/s/ William F. Meehan
Name: William F. Meehan
Title Trustee

By	/s/ Nicole H. Berman
Name: Nicole H. Berman
Title: Trustee

[Signature Page for Registration Rights Agreement]

FIFTH STREET ASSET MANAGEMENT INC.

By:	/s/ Leonard M. Tannenbaum
Name: Leonard M. Tannenbaum
Title: Chief Executive Officer

[Signature Page for Registration Rights Agreement]

Appendix A

FIFTH STREET ASSET MANAGEMENT INC.

Covered Person Questionnaire

The undersigned Covered Person understands that the Company has filed or intends to file with the SEC a registration statement for the registration of the Common Stock (as such may be amended, the “Registration Statement”), in accordance with Sections 2.1 or 2.2 of the Registration Rights Agreement, dated as of October 29, 2014 (the “Registration Rights Agreement”), among the Company and the Covered Persons referred to therein. A copy of the Agreement is available from the Company upon request at the address set forth below. All capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

NOTICE

The undersigned Covered Person hereby gives notice to the Company of its intention to register Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the Registration Statement. The undersigned, by signing and returning this Questionnaire, understands that it will be bound by the terms and conditions of this Questionnaire and the Registration Rights Agreement.

Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company and all other prospective sellers of Registrable Securities who signed the Registration Statement and each person, if any, who controls the Company and all other prospective sellers of Registrable Securities within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities arising in connection with statements made or omissions concerning the undersigned in the Registration Statement, prospectus, any free writing prospectus or any “issuer information” in reliance upon the information provided in this Questionnaire.

The undersigned Covered Person hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

1.	Name.

(a)	Full Legal Name of Covered Person:

(b)	Full Legal Name of Covered Person (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)	Full Legal name of DTC Participant (e.g., a bank, brokerage or trustee account) through which Registrable Securities listed in Item 3 below are held (if applicable and if not the same as (b) above):

(d)	Full Legal Name of natural control person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the Registrable Securities listed in Item 3 below):

2.	Address for Notices to Covered Person:

Telephone:

Fax:

Email:

Contact Person:

3.	Beneficial Ownership of Registrable Securities[1]:

Number of Registrable Securities beneficially owned:

4.	Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes  ☐          No  ☐

Note: If yes, the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(b)	Are you an affiliate of a broker-dealer?

Yes  ☐          No  ☐

1 Please refer to Schedule I of this Covered Person Questionnaire for the definition of “beneficial ownership” for this purpose.

If yes, please identify the broker-dealer with whom the Covered Person is affiliated and the nature of the affiliation:

(c)	If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes  ☐          No  ☐

Note: If no, the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(d)	If you are (1) a broker-dealer or (2) an affiliate of a broker-dealer and answered “no” to Question 4(c), do you consent to being named as an underwriter in the Registration Statement?

Yes  ☐          No  ☐

5.	Beneficial Ownership of Other Securities of the Company Owned by the Covered Person.

Except as set forth below in this Item 5, the undersigned Covered Person is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

Type and Amount of Other Securities beneficially owned by the Covered Person:

6.	Relationships with the Company:

Except as set forth below, neither the undersigned Covered Person nor any of its affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

7.	Intended Method of Disposition of Registrable Securities (Only Applicable to a Demand Registration Effected Pursuant to Section 2.1 of the Registration Rights Agreement):

Intended Method or Methods of Disposition of Registrable Securities beneficially owned:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and at any time while the Registration Statement remains in effect.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 7 and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	____________________	Beneficial Owner:

By:
Name:
Title:

PLEASE SEND A COPY OF THE COMPLETED AND EXECUTED QUESTIONNAIRE BY FAX OR ELECTRONIC MAIL, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Fifth Street Asset Management Inc.
[_________________]
Attention:
Fax:
Electronic Mail: